Summary Prospectus May 1, 2012

MML Series Investment Fund

MML PIMCO Total Return Fund

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.massmutual.com/funds. You can also get this information at no cost by calling 1-888-309-3539 or by sending an email request to fundinfo@massmutual.com.

INVESTMENT OBJECTIVE

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class II	Service Class I
Management Fee	.50%	.50%
Distribution and Service (Rule 12b-1) Fees	N/A	.25%
Other Expenses	.20%	.20%
Total Annual Fund Operating Expenses	.70%	.95%
Expense Reimbursement	(.05%)	(.05%)
Total Annual Fund Operating Expenses after Expense Reimbursement(1)	.65%	.90%
(1)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) through April 30, 2013, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .65% and .90% for Class II and Service Class I shares, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MassMutual.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class II	$66	$219	$385	$866
Service Class I	$92	$298	$521	$1,162

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 417% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 65% of its total assets in a diversified portfolio of fixed income securities of varying maturities. (For purposes of this 65% requirement, the Fund may include among its investments exposures created under derivatives transactions.) Fixed income securities include the following bonds, debt securities, and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities: securities issued or guaranteed by the U.S. government, its agencies, or government-sponsored enterprises; corporate debt securities, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including structured products and event-linked bonds; bank capital and trust preferred securities; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits, and bankers’ acceptances; repurchase agreements on fixed income securities and reverse repurchase agreements on fixed income securities; debt securities issued by states or local governments and their agencies, authorities, and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies, and government-sponsored enterprises; and obligations of international agencies or supranational entities. The Fund may invest up to 30% of its total assets in non-U.S. dollar-denominated securities of these entities, and may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 15% of its total assets in emerging markets.

The Fund may but will not necessarily engage in foreign currency transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to take long or short positions in foreign currencies in order to enhance the Fund’s investment return or to attempt to protect against adverse changes in currency exchange rates. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of additional exchange-traded and over-the-counter derivatives, including futures contracts (for hedging purposes, to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio, or as a substitute for direct investments); interest rate swaps (for hedging purposes, to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio, or as a substitute for direct investments); and credit default swaps (for hedging purposes, to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio, or as a substitute for direct investments).

The Fund may also purchase and sell exchange-traded and over-the-counter options for hedging purposes. Use of derivatives by the Fund may create investment leverage. The Fund may invest up to 10% of its total assets in preferred stocks and convertible securities. The Fund may also invest in money market securities, including commercial paper. The Fund may hold a portion of its assets in cash or cash equivalents. The Fund may sell securities short for hedging or investment purposes.

The Fund invests primarily in investment grade securities (rated Baa or higher by Moody’s, BBB or higher by Standard & Poor’s or Fitch, or, if unrated, determined by the subadviser to be of comparable quality), but may invest up to 10% of its total assets in below investment grade securities (“junk” or “high yield” bonds), including securities in default. In the event that a security is downgraded after its purchase by the Fund, the Fund may continue to hold the security if the Fund’s subadviser, Pacific Investment Management Company LLC (“PIMCO”), considers that doing so would be consistent with the Fund’s investment objective.

The Fund may invest in domestic and foreign issuer loans, which are business loans that generally are arranged through private negotiations between a borrower and several financial institutions, and loan participations that pay interest at rates that float or reset periodically at a margin above a generally recognized base lending rate. Certain fixed income securities in which the Fund may invest pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset upon a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change. The Fund may invest in loans of companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations, or financial restructurings.

The Fund’s average portfolio duration is normally expected to be within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Bond Index, as calculated by PIMCO, which as of

February 29, 2012 was 4.52 years. Duration measures the price sensitivity of a bond to changes in interest rates. Duration is the dollar weighted average time to maturity of a bond utilizing the present value of all future cash flows.

PIMCO employs an investment approach that attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into sectors such as: money markets, governments, corporates, mortgages, asset-backed, and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. In selecting securities for the Fund, PIMCO develops an outlook for interest rates, currency exchange rates, and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of the Fund’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate, or maturity) varies based on PIMCO’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets, and other factors. The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security.

The Fund expects that it will engage in active and frequent trading and so will typically have a relatively high portfolio turnover rate.

Principal Risks

The following are the Principal Risks of the Fund. You have the potential to make money by investing in the Fund, but you can also lose money.

Bank Loans Risk Bank loans in which the Fund may invest have similar risks to lower-rated fixed income securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will be dependent on the third party’s willingness and ability to make those payments to the Fund.

Cash Position Risk The ability of the Fund to meet its objective may be limited to the extent that it holds assets in cash or otherwise uninvested.

Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Credit Risk The Fund is subject to the risk that the issuer of an investment held by the Fund or the counterparty to a transaction entered into by the Fund will be unable or unwilling to honor its obligations.

Derivatives Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested. Many derivatives are traded in the over-the-counter market and not on exchanges.

Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Frequent Trading/Portfolio Turnover Risk Portfolio turnover generally involves some expense to the Fund and may result in the realization of taxable capital gains (including short-term gains). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Leveraging Risk Instruments and transactions, including derivatives and reverse repurchase agreement transactions, that create leverage may cause the value of an investment in the Fund to be more volatile and all other risks will tend to be compounded.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Lower-Rated Fixed Income Securities Risk Lower-rated securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

Management Risk The Fund relies on the manager’s ability to achieve its investment objective. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to interest rate risk, extension risk, and prepayment risk, among other risks. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be more volatile than other investments. The market for mortgage- and asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Repurchase Agreement Risk These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

Reverse Repurchase Agreement Transaction Risk These transactions generally create leverage and subject the Fund to the credit risk of the counterparty.

Short Sales Risk If the Fund sells a security short, it will make money if the security’s price goes down (in an amount greater than any transaction costs) and will lose money if the security’s price goes up. There is no limit on the amount of money the Fund may lose on a short sale. The Fund may not be able to close out a short sale when it might wish to do so, or may only do so at an unfavorable price.

U.S. Government Securities Risk Obligations of certain U.S. government agencies and instrumentalities are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to such agencies and instrumentalities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class II shares. The table shows how the Fund’s average annual returns for 1 year, and since inception, compare with those of a broad measure of market performance. Performance shown does not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. If these amounts were reflected, returns would be less than those shown. Performance for Service Class I shares of the Fund is based on the performance of Class II shares, adjusted to reflect Service Class I expenses. Service Class I shares of the Fund commenced operations on May 1, 2012. Past performance is not necessarily an indication of how the Fund will perform in the future.

Annual Performance

Class II Shares

Highest Quarter:	4Q ’11,	1.50%	Lowest Quarter:	3Q ’11,	-	1.16%

Average Annual Total Returns

(for the periods ended December 31, 2011)

		One Year	Since Inception (08/10/10)
Class II	MML PIMCO Total Return Fund	2.45%	1.88%
Service Class I	MML PIMCO Total Return Fund	2.17%	1.57%

From 09/01/10
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	7.84%	4.88%

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company

Subadviser: Pacific Investment Management Company LLC

Portfolio Manager: William H. Gross is a Managing Director, Co-Chief Investment Officer, and a founding partner at PIMCO. He has managed the Fund since its inception.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to separate investment accounts of variable life insurance and variable annuity contracts offered by companies such as MassMutual. The methods that can be used to redeem Fund shares are subject to the variable contract issuing company.

TAX INFORMATION

Dividends and capital gain distributions are paid to the insurance company separate accounts. Variable life insurance and variable annuity contract owners should refer to the variable life insurance or variable annuity product prospectus or consult with their own tax adviser for information regarding the tax consequences of their investment.

PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES

The Fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable insurance contract or may create a conflict of interest by influencing the insurance company or other intermediary to recommend the variable insurance contract over another investment. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.